                                                                   EXHIBIT 99.28

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

                  -------------------------------------------------
                  FIRST USA CREDIT CARD MASTER TRUST, SERIES 2001-2
                  -------------------------------------------------

                    Monthly Period:                  12/1/01 to
                                                    12/31/01
                    Distribution Date:               1/22/02
                    Transfer Date:                   1/18/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 2001-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Monthly Distribution.
   -------------------------------------------------------

   1. The total amount of the distribution to
      Certificateholders on the Distribution Date per
      $1,000 original certificate principal amount
                                     Class A                            $1.89833
                                     Class B                            $2.15333
                                     Excess Collateral Amount           $2.71056

   2. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Certificates, per $1,000 original
      certificate principal amount
                                     Class A                            $1.89833
                                     Class B                            $2.15333
                                     Excess Collateral Amount           $2.71056

  MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 2001-2
  Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
        $1,000 original certificate principal amount
                                       Class A                   $       0.00000
                                       Class B                   $       0.00000
                                       Excess Collateral Amount  $       0.00000

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1. Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which
        were allocated in respect of the Certificates
                                       Class A                   $184,219,443.46
                                       Class B                   $ 14,274,386.78
                                       Excess Collateral Amount  $ 20,851,693.39
                                                                 ---------------
                                       Total                     $219,345,523.63

     2. Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1)  The aggregate amount of Allocations of Finance
              Charge Receivables processed during the Monthly
              Period which were allocated in respect of the
              Certificates
                                       Class A                   $ 17,956,496.26
                                       Class B                   $  1,391,326.51
                                       Excess Collateral Amount  $  2,032,493.91
                                                                 ---------------
                                       Total                     $ 21,380,316.68

        (b1)  Principal Funding Investment Proceeds (to Class A) $          0.00
        (b2)  Withdrawals from Reserve Account (to Class A)      $          0.00
                                                                 ---------------
              Class A Available Funds                            $ 17,956,496.26

        (c1)  Principal Funding Investment Proceeds (to Class B) $          0.00
        (c2)  Withdrawals from Reserve Account (to Class B)      $          0.00
              Class B Available Funds                            $  1,391,326.51

        (d1)  Principal Funding Investment Proceeds (to CIA)     $          0.00
        (d2)  Withdrawals from Reserve Account (to CIA)          $          0.00
              CIA Available Funds                                $  2,032,493.91

        (e1)  Total Principal Funding Investment Proceeds        $          0.00
        (e2)  Investment Earnings on deposits to Reserve Account $          0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 2001-2
Page 3



   3. Principal Receivable / Investor Percentages
      -------------------------------------------

      (a) The aggregate amount of Principal Receivables in
          the Trust as of 12/31/01                           $34,981,034,983.51


      (b) Invested Amount as of 12/31/01
          (Adjusted Class A Invested Amount
          during Accumulation Period)
                                    Class A                  $ 1,250,000,000.00
                                    Class B                  $    96,727,000.00
                                    Excess Collateral Amount $   141,370,000.00
                                                             ------------------
                                    Total                    $ 1,488,097,000.00

      (c) The Floating Allocation Percentage:
                                    Class A                               3.623%
                                    Class B                               0.281%
                                    Excess Collateral Amount              0.410%
                                                             ------------------
                                    Total                                 4.314%

      (d) During the Accumulation Period: The Invested Amount
          as of ______ (the last day of the Revolving Period)
                                    Class A                  $             0.00
                                    Class B                  $             0.00
                                    Excess Collateral Amount $             0.00
                                                             ------------------
                                    Total                    $             0.00

      (e) The Fixed/Floating Allocation Percentage:
                                    Class A                               3.623%
                                    Class B                               0.281%
                                    Excess Collateral Amount              0.410%
                                                             ------------------
                                    Total                                 4.314%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 2001-2
Page 4


   4. Delinquent Balances.
      --------------------

      The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

      (a) 30 - 59 days                                         $  523,818,312.65
      (b) 60 - 89 days                                         $  379,140,322.18
      (c) 90 - 119 days                                        $  282,026,938.94
      (d) 120 - 149 days                                       $  211,723,033.23
      (e) 150 - 179 days                                       $  174,776,310.60
      (f) 180 or more days                                     $            0.00
                                     Total                     $1,571,484,917.60

   5. Monthly Investor Default Amount.
      --------------------------------

      (a) The aggregate amount of all defaulted Principal
          Receivables written off as uncollectible during
          the Monthly Period allocable to the Invested
          Amount (the aggregate "Investor Default Amount")
                                     Class A                   $    5,974,987.40
                                     Class B                   $      463,046.00
                                     Excess Collateral Amount  $      676,297.51
                                                               -----------------
                                     Total                     $    7,114,330.91


   6. Investor Charge-Offs & Reimbursements of Charge-Offs.
      -----------------------------------------------------

      (a) The aggregate amount of Class A Investor Charge-Offs
          and the reductions in the Class B Invested Amount and
          the Excess Collateral Amount
                                     Class A                   $            0.00
                                     Class B                   $            0.00
                                     Excess Collateral Amount  $            0.00
                                                               -----------------
                                     Total                     $            0.00

 MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 2001-2
 Page 5


             (b) The aggregate amount of Class A Investor
                 Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral Amount

                                    Class A                     $          0.00
                                    Class B                     $          0.00
                                    Excess Collateral Amount    $          0.00
                                                                ---------------
                                    Total                       $          0.00


         7.  Investor Servicing Fee
             ----------------------
             (a) The amount of the Investor Monthly Servicing
                 Fee payable by the Trust to the Servicer for the Monthly Period

                                    Class A                     $  1,562,500.00
                                    Class B                     $    120,908.75
                                    Excess Collateral Amount    $    176,712.50
                                                                ---------------
                                    Total                       $  1,860,121.25


         8.  Reallocated Principal Collections
             ---------------------------------
                 The amount of Reallocated Excess Collateral
                 Amount and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor
                 Charge-Offs for the prior month.

                                    Class B                     $          0.00
                                    Excess Collateral Amount    $          0.00
                                                                ---------------
                                    Total                       $          0.00

         9.  Excess Collateral Amount
             ------------------------
             (a) The amount of the Excess Collateral Amount
                 as of the close of business on the related
                 Distribution Date after giving effect to
                 withdrawals, deposits and payments to be
                 made in respect of the preceding month         $141,370,000.00

         10. The Portfolio Yield
             -------------------
               The Portfolio Yield for the related Monthly Period         11.50%

         11. The Base Rate
             -------------
               The Base Rate for the related Monthly Period                4.11%

 MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 2001-2
 Page 6


 C. Information Regarding the Principal Funding Account
    ---------------------------------------------------

      1.  Accumulation Period

      (a) Accumulation Period Commencement Date                      02/01/2004

      (b) Accumulation Period Length (months)                                 1

      (c) Accumulation Period Factor                                       1.98

      (d) Required Accumulation Factor Number                                 8

      (e) Controlled Accumulation Amount                      $1,488,097,000.00

      (f) Minimum Payment Rate (last 12 months)                           12.86%

      2.  Principal Funding Account
          -------------------------

          Beginning Balance                                   $            0.00
            Plus: Principal Collections for related Monthly
                  Period from Principal Account                            0.00
            Plus: Interest on Principal Funding Account
                  Balance for related Monthly Period                       0.00

            Less: Withdrawals to Finance Charge Account                    0.00
            Less: Withdrawals to Distribution Account                      0.00
                                                              -----------------
          Ending Balance                                                   0.00

      3.  Accumulation Shortfall
          ----------------------

                The Controlled Deposit Amount for the previous
                Monthly Period                                $            0.00

          Less: The amount deposited into the Principal
                Funding Account for the Previous Monthly
                Period                                        $            0.00

                Accumulation Shortfall                        $            0.00
                                                              -----------------
                Aggregate Accumulation Shortfalls             $            0.00

      4. Principal Funding Investment Shortfall
         --------------------------------------

                Covered Amount                                $            0.00

         Less:  Principal Funding Investment Proceeds         $            0.00
                                                              -----------------
                Principal Funding Investment Shortfall        $            0.00
                                                              -----------------

MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 2001-2
Page 7

D. Information Regarding the Reserve Account
   -----------------------------------------

      1. Required Reserve Acco unt Analysis
         ----------------------------------

         (a) Required Reserve Account Amount percentage                0.00000%

         (b) Required Reserve Account Amount ($)                      $   0.00
             .5% of Invested Amount or other amount
             designated by Transferor)

         (c) Required Reserve Account Balance after effect of
             any transfers on the Related Transfer Date               $   0.00

         (d) Reserve Draw Amount transferred to the Finance
             Charge Account on the Related Transfer Date              $   0.00

      2. Reserve Account Investment Proceeds
         -----------------------------------
         Reserve Account Investment Proceeds transferred to
  `      the Finance Charge Account on the Related Transfer
         Date                                                         $   0.00

      3. Withdrawals from the Reserve Account
         ------------------------------------
         Total Withdrawals from the Reserve Account
         transferred to the Finance Charge Account on the
         related Transfer (1 (d) plus 2 above)                        $   0.00

      4. The Portfolio Adjusted Yield
         ----------------------------
         The Portfolio Adjusted Yield for the related Monthly
         Period                                                           7.92%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                        First USA Bank, National Association
                                        as Servicer


                                        By:   /s/ Tracie Klein
                                              ------------------------------
                                              Tracie Klein
                                              First Vice President